Exhibit 10.2.d

                   Amended and Restated Lease


                  Dated as of October 12, 2001
                             between
               Kansas City Power & Light Company,
                          as the Lessee
                               and
        Wells Fargo Bank Northwest, National Association,
                 a national banking association,
                            as Lessor
                  ____________________________

 Kansas City Power & Light Company Project 2001 Lease Financing


                  ____________________________


This Lease is encumbered by a lien in favor of Wells Fargo Bank Nevada, National Association, as Administrative Agent for the benefit of the Participants. This Lease has been executed in several counterparts. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by the Administrative Agent on or following the signature page hereof.


       THIS COUNTERPART IS [NOT] THE ORIGINAL COUNTERPART.

                        TABLE OF CONTENTS

Section                     Heading                         Page


Article I      Definitions; Interpretation; Amendment
               and Restatement                                1
   Section 1.1. Definitions; Interpretation                   1
   Section 1.2. Amendment and Restatement                     2

Article II     Lease of Leased Property; Lease Term           2
   Section 2.1. Acceptance and Lease of the Leased
                 Property                                     2
   Section 2.2. Acceptance, Testing and Initial Use
                 Procedures                                   2
   Section 2.3. Term                                          3
   Section 2.4. Title.                                        3
   Section 2.5. Contract Matters                              3
   Section 2.6. [Intentionally Deleted]                       3
   Section 2.7. Ground Leases                                 3

Article III    Payment of Rent                                4
   Section 3.1. Rent                                          4
   Section 3.2. Payment of Basic Rent                         4
   Section 3.3. Supplemental Rent                             4
   Section 3.4. Method of Payment                             5

Article IV     Quiet Enjoyment; Right to Inspect              5
   Section 4.1. Non-Interference.                             5
   Section 4.2. Inspection and Reports                        5

Article V      Net Lease, Etc.                                6
   Section 5.1. Net Lease, Etc                                6
   Section 5.2. No Termination or Abatement.                  7

Article VI     Assignments, Subleases and Delegations         8

Article VII    Lessee Acknowledgments                         9
   Section 7.1. Condition of the Leased Property              9
   Section 7.2. Risk of Loss                                  9
   Section 7.3. Certain Duties and Responsibilities of
                 Lessor.                                      9

Article VIII   Possession and Use of the Property, Etc.      10
   Section 8.1. Possession and Use of the Leased
                 Property.                                   10

   Section 8.2. Compliance with Requirements of Law
                 and Insurance Requirements                  10

Article IX     Maintenance and Repair; Reports               11
   Section 9.1. Maintenance and Repair                       11
   Section 9.2. Maintenance and Repair Reports               11

Article X      Modification, Etc.                            11
   Section 10.1.Improvements and Modification                11
   Section 10.2.Title to Modifications.                      13

Article XI     Covenants with Respect to Liens and
               Easements                                     14
   Section 11.1.Covenants with Respect to Liens.             14
   Section 11.2.Lessee's Grants and Releases of
                 Easements; Lessor's Waivers                 14

Article XII    Permitted Contests                            15
   Section 12.1.Permitted Contests in Respect of Liens
                 and Applicable Laws.                        15

Article XIII   Insurance                                     16
   Section 13.1.Required Coverages.                          16
   Section 13.2.Insurance Coverage                           17
   Section 13.3.Delivery of Insurance Certificates           17
   Section 13.4.Insurance by Lessor, Administrative
                 Agent or any Participant                    17

Article XIV    Casualty and Condemnation                     18
   Section 14.1.Casualty and Condemnation.                   18
   Section 14.2.Environmental Matters                        19
   Section 14.3.Notice of Environmental Matters              19

Article XV     Termination of Lease                          20
   Section 15.1.Termination upon Certain Events.             20
   Section 15.2.Termination Procedures.                      20

Article XVI    Events of Default                             20
   Section 16.1.Events of Default                            20
   Section 16.2.Remedies.                                    22
   Section 16.3.Waiver of Certain Rights                     26
   Section 16.4.Grant of Security Interest.                  26
   Section 16.5.Determinations of Certain Events of
                 Default                                     26
   Section 16.6.Lessor Sale                                  26

Article XVII   Lessor's Right to Cure                        27
   Section 17.1.The Lessor's Right to Cure the
                 Lessee's Defaults                           27

Article XVIII  Purchase Provisions                           27
   Section 18.1.Early Termination Option                     27

Article XIX    End of Term Options                           28
   Section 19.1.End of Term Options                          28
   Section 19.2.Election of Options                          29
   Section 19.3.Renewal Options.                             29

Article XX     Sale Option                                   29
   Section 20.1.Sale Option Procedures.                      29
   Section 20.2.Certain Obligations Continue                 32
   Section 20.3.Failure to Sell Leased Property              32

Article XXI    Procedures Relating to Purchase or Sale
               Option                                        34
   Section 21.1.Provisions Relating to Conveyance of
                 the Leased Property Upon Purchase by
                 the Lessee, Sales or Certain Other
                 Events.                                     34

Article XXII   Acceptance of Surrender                       36
   Section 22.1.Acceptance of Surrender.                     36

Article XXIII  No Merger of Title                            36
   Section 23.1.No Merger of Title                           36

Article XXIV   Intent of the Parties                         36
   Section 24.1.Nature of Transaction                        36
   Section 24.2.Lessee Grant of Mortgage and Security
                 Interest                                    38

Article XXV    Miscellaneous                                 39
   Section 25.1.Survival; Severability; Etc                  39
   Section 25.2.Amendments and Modifications                 39
   Section 25.3.No Waiver                                    39
   Section 25.4.Notices                                      39
   Section 25.5.Successors and Assigns.                      40
   Section 25.6.Headings and Table of Contents               40
   Section 25.7.Counterparts.                                40
   Section 25.8.Governing Law                                40
   Section 25.9.Original Lease                               40
   Section 25.10.Limitations on Recourse                     40

   Section 25.11.Transfer of Leased Property                 41
   Section 25.12.Effective Date                              41

Signature                                                     1


Exhibits

Exhibit A  -   Form of Memorandum of Lease
Exhibit B  -   Description of Leased Property

                   AMENDED AND RESTATED LEASE

     This Amended and Restated Lease dated as of October 12, 2001 (as amended, supplemented, or otherwise modified from time to time, this "LEASE"), between Wells Fargo Bank Northwest, National Association, a national banking association, as Lessor ("LESSOR"), and Kansas City Power & Light Company, a Missouri corporation ("LESSEE").

                           WITNESSETH:

    A. The parties are now entering into the Operative Documents in order to provide financing for the Leased Property.

     B. Lessor and Lessee have previously entered into that certain Lease dated as of April 27, 2001 (the "ORIGINAL LEASE") and by entering into this Lease desire to amend and restate the Original Lease in its entirety.

     C. During the Commitment Period, Lessor, using Advances funded by the Participants, will reimburse Lessee or pay directly to the Persons entitled thereto the Project Costs. Pursuant to the Project Supervisory Agreement being entered into between Lessor and Lessee, as Supervisory Agent, Supervisory Agent will supervise (i) the purchase and Shipment of the Equipment under the Equipment Contracts and (ii) the assembly and installation of the Equipment and the construction of the Financed Improvements pursuant to the Project Agreements.

     D.   Pursuant  to this Lease, Lessor will lease  the  Leased
Property, inclusive of Lessor's leasehold interest in the  Leased
Property, to Lessee and Lessee will lease the Leased Property from Lessor.

     Now,  Therefore, in consideration of the foregoing,  and  of
other   good   and  valuable  consideration,  the   receipt   and
sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                            ARTICLE I
     DEFINITIONS; INTERPRETATION; AMENDMENT AND RESTATEMENT

SECTION 1.1. DEFINITIONS; INTERPRETATION. For all purposes hereof, the capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix 1 to that certain Amended and Restated Participation Agreement dated as of even date herewith, among Kansas City Power & Light Company, as Lessee and Supervisory Agent; Wells Fargo Bank Northwest, National Association, not in its individual capacity, except as expressly stated therein, but solely as Certificate Trustee and Lessor; Wells Fargo Bank Nevada, National Association, not in its individual capacity except as expressly stated therein, but solely as Administrative Agent; the financial institutions named on Schedule I thereto, as Certificate Holders; the financial institutions listed on Schedule II thereto as
Liquidity Banks; Hatteras Funding Corporation, as CP Lender; Jupiter Securitization Corporation, as CP Lender; Bank of

America, N.A., as Administrator and Liquidity Agent for Hatteras Funding Corporation; and Bank One, NA, as Administrator and Liquidity Agent for Jupiter Securitization Corporation (as the same may be further amended, supplemented or otherwise modified from time to time pursuant thereto, the "PARTICIPATION
AGREEMENT"); and the rules of interpretation set forth in Appendix 1 to the Participation Agreement shall apply to this Lease. All obligations imposed on the "Lessee" in this Lease shall be full recourse liabilities of Lessee.

SECTION 1.2. AMENDMENT AND RESTATEMENT. This Lease amends and restates in its entirety the Original Lease and, upon effectiveness of this Lease, the terms and provisions of the Original Lease shall be superseded and governed hereby. Each of the parties to the Original Lease consents to this amendment and restatement pursuant to Section 25.2 thereof.

                           ARTICLE II
              LEASE OF LEASED PROPERTY; LEASE TERM

SECTION  2.1.   ACCEPTANCE  AND LEASE  OF  THE  LEASED  PROPERTY.
(a) Lessor, subject to the satisfaction or waiver of the conditions set forth in Article VI of the Participation Agreement, hereby agrees to enter into the Ground Lease for the Site and to provide funds for the purchase and construction of the Equipment and the Financed Improvements.

    (b) Beginning on the Base Term Commencement Date, Lessor hereby leases all of Lessor's interest in the Leased Property to Lessee hereunder, and Lessee hereby leases pursuant to the terms hereof the Leased Property from Lessor for the Term.

SECTION 2.2. ACCEPTANCE, TESTING AND INITIAL USE PROCEDURES. Lessor hereby authorizes Lessee, as the authorized representative of Lessor, to accept delivery of the Leased Property, including without limitation the Equipment and the Financed Improvements to be constructed on the Site[s], upon the Base Term Commencement Date. Lessee hereby agrees that, subject to Section 2.3(b), delivery at the Site and payment from Advances for any portion of the Financed Improvements shall, without further act, constitute the irrevocable acceptance by Lessee of all such Financed Improvements for all purposes of this Lease and the other Operative Documents on the terms set forth herein and therein and shall constitute Lessee's agreement to lease the Leased Property pursuant to the terms hereof during the Term. Notwithstanding anything herein to the contrary, the acceptance of the Financed Improvements for purposes of this Lease shall not constitute and shall not be deemed to be acceptance thereof under any Project Agreement. Pursuant to the Project Supervisory Agreement, the
Lessee will test the Units, and, to the extent the Units are capable of use prior to the Base Term Commencement Date, the Lessee is granted a license and is authorized to use the Units in the ordinary course of its business. The Lessee agrees that the testing and use prior to the Base Term Commencement Date of the Units will be subject to the terms of Articles VIII and IX hereof and may not occur unless the insurance required by Article XIII is fully effective and applicable in respect of such Units, except to the extent that equivalent coverage is provided under the insurance obtained by the Supervisory Agent pursuant to the Project Supervisory Agreement and in full force and effect.

SECTION 2.3. TERM. (a) Unless earlier terminated, the term of this Lease shall consist of (i) a base term (the "BASE TERM") commencing on and including the Base Term

Commencement Date and ending on but not including the fifth anniversary of the Second Document Closing Date, and, (ii) if exercised and approved pursuant to each of the terms and conditions of Section 4.7 of the Participation Agreement and exercised pursuant to the terms of this Lease, including
Article XIX hereof, each Lease Renewal Term (the Base Term and the Lease Renewal Terms, if any, being collectively referred to as, the "TERM").

    (b) Prior to the Base Term Commencement Date, the Leased Property shall be subject to the provisions of this Lease as it is acquired, constructed or equipped as the case may be, but only to the extent and subject to the limitations set forth in
Section 2.6(b)(viii) of the Project Supervisory Agreement.

SECTION 2.4. TITLE. The Leased Property is leased to the Lessee without any representation or warranty, express or implied (other than with respect to the absence of Lessor Liens), by the Lessor and subject to the rights of parties in possession, the existing state of title with respect thereto and all Applicable Laws and any violations thereof. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Leased Property or any Unit other than resulting from Lessor Liens created by Lessor or a breach by the Lessor of its obligations under Article XXI.

SECTION 2.5. CONTRACT MATTERS. Lessor hereby transfers to Lessee and assigns without warranty of any kind, during the Term, effective upon the Base Term Commencement Date and so long as no Event of Default exists, any warranties made by the Manufacturers with respect to the Equipment and each General Contractor or any other Person under the Project Agreements with respect to the Financed Improvements but excluding in each case Liquidated Damages, which will be applied pursuant to Section 5.3(c)(iv) of the Participation Agreement. If necessary, the Lessor will join in any proceedings to enforce any such warranties or permit them or any part thereof to be brought in its name if and so long as
(i) no Event of Default exists and (ii) the Lessee agrees in writing to pay, and pays, all related expenses. Lessee hereby acknowledges, and agrees to comply with and be bound by, the limitations of liability of and protection of each Manufacturer, each General Contractor and each other Person against liability as and to the extent provided in the Equipment Contracts and each Project Agreement. Lessee hereby further agrees to comply with and be bound by the provisions of the Equipment Contracts regarding the protection of proprietary information as and to the extent provided in said contracts.

SECTION 2.6.  [INTENTIONALLY DELETED].

SECTION 2.7. GROUND LEASES. (a) This Lease is and shall be at all times subject to all of the terms, covenants and conditions of the Ground Leases and shall in all respects be limited to the estate granted to Lessor by Ground Lessor pursuant to the Ground Leases. Excluding only the obligations with regard to the payment of basic rental under the Ground Leases, Lessee assumes and agrees to be bound by the terms of and to perform all of the obligations and duties of Lessor under the Ground Leases. Lessee shall not commit or permit to be committed any act or omission which shall violate any terms, covenants or conditions of the Ground Leases. Lessee agrees that it shall promptly forward to Lessor any and all notices or other communications received by Lessee from the Ground Lessor under the Ground Leases.

   (b) Where any approval or consent shall be required of Lessor pursuant to the provisions of this Lease, any other Operative Document, or the Ground Leases, Lessor may, without limitation, condition its approval or consent upon the obtaining of approval or consent of the Ground Lessor, at Lessee's sole cost and expense, where such consent or approval is, or may in the reasonable opinion of Lessor be, required under the Ground Leases. To the extent that the terms of the Ground Leases are more restrictive than the terms of the Lease, the terms of the Ground Leases shall be deemed incorporated herein as applicable.

    (c) Lessor shall not agree to an amendment to or other modification to the Ground Lease without the prior written consent of Lessee, which consent Lessee may withhold in its sole and absolute discretion.

                           ARTICLE III
                         PAYMENT OF RENT

SECTION 3.1. RENT. (a) During the Term, the Lessee shall pay Basic Rent on each Payment Date, on the date required under
Section 20.1(i) in connection with the Lessee's exercise of the Sale Option and on any date on which this Lease shall terminate with respect to the Leased Property.

    (b) The Lessee's inability or failure to take possession of all or any portion of the Leased Property when accepted or deemed accepted hereunder, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, shall not delay or otherwise affect the Lessee's obligation to pay Rent in accordance with the terms of this Lease.

SECTION 3.2. PAYMENT OF BASIC RENT. Basic Rent shall be paid absolutely net to the Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction.

SECTION 3.3. SUPPLEMENTAL RENT. The Lessee shall pay to the Lessor or the Person entitled thereto any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. Lessee hereby reaffirms that its obligation to pay Supplemental Rent shall include the payment of any and all Contingent Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by Applicable Laws, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent payable to the Lessor or any Indemnitee not paid when due for the period from the due date until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

SECTION 3.4. METHOD OF PAYMENT. Each payment of Rent shall be made by the Lessee to the Administrative Agent prior to 2:00 p.m., New York City time to the account of the Administrative Agent designated on Schedule III to the Participation Agreement (or in the case of Excepted Payments directly to the Person entitled thereto) in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day unless the result of such extension would be to carry into another calendar month, in which case such payment shall be made on the immediately preceding Business Day. Payments received after 2:00 p.m. New York City time on the date due shall for the purpose of
Section 16.1 hereof be deemed received on such day; PROVIDED, HOWEVER, that for the purposes of the second sentence of Section
3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and subject to interest at the Overdue Rate as provided in such Section 3.3.

                           ARTICLE IV
                QUIET ENJOYMENT; RIGHT TO INSPECT

SECTION 4.1. NON-INTERFERENCE. Subject to Section 4.2 hereof and subject to Lessor's cure rights, as provided for in Section 17.1, Lessor covenants that it will not interfere or authorize any person to interfere in Lessee's use or possession of the Leased Property during the Term pursuant to the terms of this Lease, the Lessee being granted the right to peaceful possession, use and quiet enjoyment of the Leased Property, so long as no Event of Default has occurred and is continuing, it being agreed that Lessee's remedies for breach of the foregoing covenant shall be limited to a claim for damages or the commencement of proceedings to enjoin such breach or seek specific performance of the covenant, as applicable. Such right is independent of and shall not affect Lessee's obligations hereunder and under the other Operative Documents or Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease. The foregoing covenant shall not require Lessor to take any action contrary to, or which would permit Lessee to use the Leased Property for a use not permitted under the provisions of this Lease.

SECTION 4.2. INSPECTION AND REPORTS. (a) Upon five (5) Business Days' prior notice (or two (2) Business Day's prior notice during the existence of an Event of Default) to Lessee, Lessor or its authorized representatives (the "INSPECTING PARTIES") at any time during the Term may inspect (a) the Leased Property and (b) the books and records of Lessee relating to the Leased Property and make copies and abstracts therefrom and may discuss the affairs, finances and accounts with respect to the Leased Property with Lessee's officers, Lessee's independent public accountants (and, by this provision, Lessee authorizes and directs its independent public accountants to discuss such matters with the Inspecting Parties; PROVIDED, HOWEVER, that so long as no Event of Default shall have occurred and be continuing, the Lessor and its authorized representatives shall only be entitled to make one inspection in any twelve (12) month period; PROVIDED, FURTHER, that such limitation shall not be applicable during the period following the exercise and continuance of the Sale Option by the Lessee. All such inspections shall be during Lessee's normal business hours, shall be subject to Lessee's customary safety and security provisions and shall be at the expense and risk of the Inspecting Parties, except that, if an Event of Default or Default has occurred and is continuing, Lessee shall reimburse the Inspecting Parties for the reasonable costs of such inspections and such inspection shall be at Lessee's expense. No inspection shall unreasonably interfere with Lessee's operations. None of the Inspecting Parties shall have any duty to make any such inspection or inquiry. None of the Inspecting Parties shall incur any liability or obligation by reason of making any such inspection or inquiry unless and to the extent such Inspecting Party causes damage to the Leased Property or any property of Lessee or any other Person during the course of such inspection.

    (b) To the extent permissible under Applicable Laws, during the Term Lessee shall prepare and file in timely fashion, or, where Lessor shall be required to file, Lessee shall prepare and make available to Lessor within a reasonable time prior to the date for filing and Lessor shall file, any reports with respect to the condition or operation of the Leased Property that shall be required to be filed with any Governmental Authority.

                            ARTICLE V
                         NET LEASE, ETC.

     SECTION 5.1. NET LEASE, ETC. This Lease shall constitute a net lease and Lessee's obligations hereunder to pay Rent shall be absolute and unconditional under any and all circumstances. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to
any   abatement,   suspension,  deferment,   reduction,   setoff,
counterclaim, or defense (except prior payment in full of all Obligations then due and payable) with respect to the Rent
(except as expressly provided herein at Section 12.1 to the extent a Permitted Contest thereunder relates to the payment of Supplemental Rent to a Person other than Administrative Agent, Lessor or any Participant), nor shall the obligations of the
Lessee   hereunder  be  affected  (except  as  expressly   herein
permitted  and  by performance of the obligations  in  connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Leased Property or any part thereof, or the failure of the Leased Property to comply with all Applicable Laws, including any inability to use the Leased Property by reason of such non-compliance; (ii) any damage to, removal, abandonment, salvage, loss, contamination of, or Release from, scrapping or destruction of or any requisition or taking of the Leased Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Leased Property or any part thereof; (iv) any defect in title to or rights to the Leased
Property or any Lien on such title or rights or on the Leased Property (PROVIDED, that the foregoing shall not relieve any
Person   from   its   responsibility  to  remove   Lessor   Liens
attributable   to   it);  (v)  any  change,  waiver,   extension,
indulgence  or other action or omission or breach in  respect  of
any   obligation   or  liability  of  or  by  the   Lessor,   the
Administrative Agent or any Participant; (vi) to the fullest extent permitted by Applicable Laws, any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, the Administrative Agent, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, the Administrative Agent, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation any Participant, or any vendor, manufacturer, contractor of or for the Leased Property, including any Manufacturer or General Contractor;
(viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease, of any other Operative Document or of any other agreement; (ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both;
(xi)  any action by any court,  administrative agency  or  other
Governmental Authority; (xii) any  restriction, prevention   or
curtailment  of  or   interference   with   the Construction  on
or  use  of the Leased  Property  or  any  part thereof;
(xiii) the failure of Lessee or any of its Affiliates to
achieve any accounting or tax benefits or the characterization of the transaction intended by the parties as set forth at Section
24.1  hereof  and Section 5.1 of the Participation Agreement;  or
(xiv) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect or waive any claim, action or right the Lessee may have against any Person. The parties intend that the obligations of the Lessee hereunder
shall   be  covenants  and  agreements  that  are  separate   and
independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

SECTION 5.2. NO TERMINATION OR ABATEMENT. The Lessee shall remain obligated under this Lease in accordance with its terms and the terms of the other Operative Documents and shall not take any action to terminate, rescind or avoid this Lease (except as pursuant to the terms of this Lease and the other Operative Documents) to the fullest extent permitted by Applicable Laws, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor, the Administrative Agent or any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of the Lessor, the Administrative Agent or any Participant or by any court with respect to the Lessor, the Administrative Agent or any Participant. The Lessee hereby waives, to the extent permitted by Applicable Law, all right to terminate or surrender this Lease (except as provided herein) or to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense (other than prior payment in full of all Obligations then due and payable) with respect to any Rent (except as expressly permitted in this Lease at Section 12.1 to the extent a Permitted Contest thereunder relates to the payment of Supplemental Rent to a Person other than Administrative Agent, Lessor or any Participant). The Lessee shall remain obligated under this Lease in accordance with its terms and the terms of the other Operative Documents and the Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

                           ARTICLE VI
             ASSIGNMENTS, SUBLEASES AND DELEGATIONS

     Except for subleases permitted by this Article VI, Lessee may not assign, mortgage, pledge or otherwise transfer to any Person, including an Affiliate of Lessee, at any time, in whole or in part, any of its right, title or interest in, or obligations to or under this Lease and any other Operative Document or to any portion of the Leased Property (except a purchase or sale of the Leased Property as permitted hereby and by the Project Supervisory Agreement), in any case without the prior written consent of the Lessor and each Participant not to be unreasonably withheld, and any such assignment, mortgage or pledge shall be void.

     Except for the leasehold interest granted to Lessor pursuant to the Ground Lease and as expressly permitted in this Article VI, Lessee may not, unless the consent of Lessor is granted, sublease, in whole or in part, any of its right, title or interest in, to or under this Lease or any portion of the Leased Property to any Person except that, notwithstanding the foregoing, following the Base Term Commencement Date, Lessee may, so long as no Event of Default exists, enter into subleases to an Affiliate of Lessee. With respect to any sublease permitted under this Article VI, Lessee shall not sublease any portion of the Leased Property to, or permit the sublease of any portion of the Leased Property by, any Person who shall then be engaged in any proceedings for relief under any bankruptcy or insolvency law or laws relating to the relief of debtors. Any Leased Property subleased pursuant to this Article VI must be used and operated in place at the Site, subject to the terms and conditions of this Lease.

     No sublease hereunder will (a) discharge or diminish any of Lessee's obligations to Lessor hereunder or to any other Person under any other Operative Document, and Lessee shall remain directly and primarily liable under the Lease with respect to all of the Leased Property or (b) extend beyond the last day of the Term. Each sublease permitted hereby shall be made and shall expressly provide that it is subject and subordinate to this Lease and the rights of Lessor hereunder, and shall expressly provide for the surrender of the Leased Property subleased by the applicable sublessee at the election of Lessor after an Event of Default.

     Lessee shall give Lessor prompt written notice of any sublease permitted under this Article VI, and Lessee shall, within fifteen (15) days after execution of any sublease, deliver to the Administrative Agent a fully executed copy of such sublease.

                           ARTICLE VII
                     LESSEE ACKNOWLEDGMENTS

SECTION 7.1. CONDITION OF THE LEASED PROPERTY. The Lessee acknowledges and agrees that although the Lessor will own and hold title to the Leased Property, the Lessee, acting as agent, is solely responsible under the terms of the Project Supervisory Agreement (i) subject to the terms of the Equipment Contracts, for the design, development, budgeting and manufacture of the Equipment, (ii) for the design, development, budgeting and construction of the financed improvements, and (iii) any alterations or modifications and all activities conducted in connection therewith. the Lessee further acknowledges and agrees that it is leasing the property "as is" without representation, warranty or covenant (express or implied) by the Lessor, the Administrative Agent or the Participants and in each case subject to (a) the existing state of title (excluding lessor liens),
(b) the rights of any parties in possession thereof, (c) any state of facts which an accurate survey or a physical inspection might show, and (d) violations of requirements of law with respect to the leased Property, Lessee or its operations on or with respect to the Leased Property which may exist on the date hereof or on the acquisition date for the Leased Property. None of the Lessor, any Agent or any of the Participants has made or shall be deemed to have made any representation, warranty or covenant (express or implied except as expressly provided in the Operative Documents) or shall be deemed to have any liability whatsoever as to the title (other than for lessor liens), value, habitability, use, condition, design, operation, or fitness for use of the Leased Property (or any part thereof), or any other representation, warranty or covenant whatsoever, express or implied, with respect to the Leased Property (or any part thereof) and none of the Lessor, the Administrative Agent or the Participants shall be liable for any latent, hidden, or patent defect therein (other than for Lessor Liens) or the failure of the Leased Property, or any part thereof, to comply with any applicable laws. All risks incident to the matters discussed in the preceding sentence, as between Lessor, the Administrative
Agent and the Participants, on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this Section
7.1 have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any of Lessor, the Administrative Agent or the Participants, express or implied, with respect to the Leased Property (or any interest therein), that may arise pursuant to any law now or hereafter in effect or otherwise.

SECTION 7.2.  RISK OF LOSS.  During the Term and subject  to  the limitations set forth in Section 3.2(c) of the Project Supervisory Agreement, as between Lessee and Lessor, the risk of loss of or decrease in the enjoyment and beneficial use of the Leased Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

SECTION 7.3. CERTAIN DUTIES AND RESPONSIBILITIES OF LESSOR. Lessor undertakes to perform such duties and only such duties as are specifically set forth herein and in the other Operative Documents, and no implied covenants or obligations shall be read into this Lease against Lessor, and Lessor agrees that it shall not, nor shall it have a duty to, manage, control, use, sell, maintain, insure, register, lease, operate, modify, dispose of or otherwise deal with the Leased Property or any other part of the Trust Estate in any manner whatsoever, except as required by the terms of the Operative Documents and as otherwise provided herein.

                          ARTICLE VIII
            POSSESSION AND USE OF THE PROPERTY, ETC.

SECTION 8.1. POSSESSION AND USE OF THE LEASED PROPERTY. Lessee agrees that the Leased Property will be used solely in the conduct of its business at the Site. At all times during the Term, the Leased Property shall remain in the possession and control of Lessee or a sublessee or assignee permitted hereunder; PROVIDED, HOWEVER that portions of the Equipment may be moved from the Site for maintenance, repair or replacement provided any such maintenance, repair or replacement is promptly undertaken and diligently completed and such Equipment is returned to the Site as promptly as reasonably practicable thereafter. Lessee warrants that the Leased Property will at all times be used and operated under and in compliance in all material respects with the terms of the Equipment Contracts and any other contracts or agreements applicable to the use or operation of the Leased Property or any portion thereof to which Lessee is a party or by which Lessee is bound, or to the extent  contemplated  by  the
Operative Documents or, as a result of any action or omission of Lessee, to which Lessor is a party or by which Lessor is bound and in a manner consistent with the standards applied by the Lessee for Lessee's or its Affiliates' other power generation facilities. Lessee shall not use the Leased Property or any part thereof for any purpose or in any manner that would materially adversely affect the Fair Market Value, utility, remaining useful life or residual value of the Leased Property, ordinary wear and tear excepted. Lessee assumes and agrees to pay all fees, charges, costs, assessments, impositions, utilities and other amounts which relate to or arise during the Term in connection with use of the Leased Property. All such charges for utilities imposed with respect to the Leased Property for a billing period during which this Lease expires or terminates (except when Lessee purchases the Leased Property in accordance with the terms of this Lease, in which case Lessee shall be solely responsible for all such charges) shall be adjusted and prorated on a daily basis between Lessee and any purchaser of the Leased Property, and each party shall pay or reimburse the other for each party's PRO RATA share thereof; PROVIDED, that in no event shall Lessor have any liability therefor.

SECTION 8.2. COMPLIANCE WITH REQUIREMENTS OF LAW AND INSURANCE REQUIREMENTS. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall comply in all material respects with all Applicable Laws (including all Environmental Laws), Insurance Requirements and manufacturer's operating standards and guidelines relating to the Leased Property, including the use, construction and operation thereof whether or not compliance therewith shall require structural or extraordinary changes in the Leased Property or interfere with the use and enjoyment of the Leased Property, and procure, maintain and comply in all material respects with all licenses, permits, orders, approvals, consents and other authorizations required for the use, operation, maintenance, repair and restoration of the Leased Property.

                           ARTICLE IX
                 MAINTENANCE AND REPAIR; REPORTS

SECTION 9.1. MAINTENANCE AND REPAIR. On and after the Base Term Commencement Date, Lessee, at its own expense, shall at all times and in all material respects (a) maintain the Leased Property in good operating condition, subject to ordinary wear and tear, and in at least as good as the condition of similar property owned or leased by Lessee or its Affiliates and in good repair and condition; (b) maintain the Leased Property in accordance with Prudent Industry Practice and, in any event, in accordance with all Applicable Laws and Industry Standards affecting the Leased Property; (c) maintain the Leased Property in compliance with the Insurance Requirements and, to the extent necessary to preserve the validity of the manufacturer warranties, all manufacturer's suggested maintenance standards which are in effect and to the extent applicable at any time with respect to the Leased Property or any part thereof; (d) make all necessary or appropriate repairs, replacements, restorations and renewals of the Leased Property or any part thereof which may be required to keep the Leased Property in the condition required by the preceding clauses (a) through (c), structural or nonstructural, ordinary or extraordinary, foreseen or unforeseen, and including, without limitation, repairs, replacements, restorations and renewals; and
(e) procure, maintain and comply with all material licenses, permits, orders, approvals, consents and other authorizations required for the maintenance, use and operation, in the ordinary course of the Lessee's business, of the Leased Property. Lessee waives any right that it may now have or hereafter acquire to
(x) require Lessor to maintain, repair, replace, restore, alter, remove or rebuild all or any part of the Leased Property or (y) make repairs at the expense of Lessor pursuant to any Applicable Laws or other agreements.

SECTION 9.2. MAINTENANCE AND REPAIR REPORTS. On and after the Base Term Commencement Date, Lessee shall keep maintenance and repair reports in sufficient detail, at least on the same basis as records are kept for similar properties owned or leased by Lessee or any of its Affiliates (other than reporting requirements which are applicable only to a regulated utility), to indicate the nature and date of major work done at or to the Leased Property. Such reports shall be kept on file by Lessee, and shall be made available to Lessor upon reasonable request. Lessee shall give written notice to Lessor of any Event of Loss promptly after Lessee has knowledge thereof.

                            ARTICLE X
                       MODIFICATION, ETC.

SECTION 10.1. IMPROVEMENTS AND MODIFICATIONS. (a) In addition to Lessee's obligations as Supervisory Agent under the Project Supervisory Agreement, on and after the Base Term Commencement Date, (i) Lessee, at Lessee's own cost and expense, shall make alterations, renovations, improvements and additions to the
Leased Property or any part thereof and substitutions and replacements therefor (collectively, "MODIFICATIONS") which are
(A) necessary to repair or maintain the Leased Property in the condition required by Section 9.1; (B) necessary in order for the Leased Property to be in compliance with Applicable Laws in all material respects; or (C) necessary or advisable to restore the Leased Property to its condition existing prior to a Casualty or Condemnation to the extent required pursuant to Article XIV; and
(ii) so long as no Event of Default or Default has occurred and is continuing, Lessee, at Lessee's own cost and expense, may undertake Modifications to the Leased Property so long as such Modifications comply in all material respects with Applicable Laws and with Section 9.1 and subsection (b) of this
Section 10.1.

    (b) The making of any Modifications must be in compliance with the following requirements:

          (i) No such Modifications with a cost exceeding $10,000,000, other than scheduled maintenance to the Equipment required by the Manufacturers' operating standards and guidelines or reasonably anticipated repairs or replacements, shall be made or undertaken except upon not less than thirty days' prior written notice to Lessor.

         (ii)    No  Modifications shall  be  undertaken  (x)  in
     violation in any material respect of the terms of any restriction, easement, condition, covenant or other similar matter affecting title to or binding on the Leased Property or (y) until Lessee shall have procured and paid for, so far as the same may be required from time to time, all material permits and authorizations to such Modifications of all Governmental Authorities having jurisdiction. Lessor, at Lessee's expense, shall join in the application for any such permit or authorization and execute and deliver any document in connection therewith, whenever such joinder is necessary or advisable.

       (iii) The Modifications shall be completed in a good and workmanlike manner and in compliance in all material respects with all Applicable Laws then in effect and the standards imposed by any insurance policies required to be maintained hereunder or the manufacturer in order to maintain all warranties, and all Modifications must be located solely on the Site.

         (iv) All Modifications shall, when completed, be of such a character as to not materially adversely affect the Fair Market Value, utility, remaining economic useful life or residual value of the Leased Property from the Fair Market Value, utility, remaining economic useful life or residual value thereof immediately prior to the making thereof or, in the case of Modifications being made by virtue of a Casualty or Condemnation, immediately prior to the occurrence of such Casualty or Condemnation. If any such Modification has a cost exceeding $15,000,000 and if requested by the Required Participants, Lessor may obtain a report from the Independent Engineer or, at the option of the Required Participants, engage an appraiser of nationally recognized standing, at Lessee's sole cost and expense, to determine (by appraisal or other methods satisfactory to the Required Participants) the projected Fair Market Value of the Leased Property following completion of the Modifications relating thereto.

          (v) Lessee shall have made adequate arrangements for payment of the cost of all Modifications when due so that the Leased Property shall at all times be free of Liens for labor and materials supplied or claimed to have been supplied to the Leased Property, other than Permitted Liens.

    (c) Notwithstanding the foregoing, following the Base Term Commencement Date, Lessee, at its sole cost and expense, may make emergency expenditures for Modifications that otherwise comply with the requirements of this Section 10.1, even if such Modifications are not scheduled or reasonably anticipated or the cost thereof exceed the amounts set forth above, if any, provided Lessee has promptly given Lessor notice promptly following the earlier of such expenditure or Modification (which notice shall describe the amount and type of such expenditures, the Modifications made or to be made, and certifying that such
Modifications  otherwise  comply with the  requirements  of  this
Section 10.1). The term "EMERGENCY EXPENDITURES" means expenditures necessary to prevent damage or injury to (or loss of) the Leased Property or any portion thereof or to prevent exposing any person or entity to damage or injury or to prevent any other act or omission which would, in the good faith judgment of Lessee expose Lessee, Lessor, Administrative Agent or any of the Participants to an unreasonable or unwarranted risk of loss, damage, or injury or to comply with Applicable Law.

SECTION 10.2. TITLE TO MODIFICATIONS. Title to the following described Modifications shall, without further act, vest in Lessor and shall be deemed to constitute a part of the Leased
Property and be subject to this Lease:

         (a)   any Modifications commenced prior to the Base Term
     Commencement Date for the Financed Improvements or which are otherwise Funded by the Participants;

          (b) Modifications that are in replacement of or in substitution for a portion of any item of Leased Property;

          (c) Modifications that are required to be made pursuant to the terms of Section 10.1(a)(i) hereof; or

         (d)   Modifications that are Nonseverable.

     Lessee,  at Lessor's request, shall execute and deliver  any
deeds,   bills  of  sale,  assignments  or  other  documents   of
conveyance reasonably necessary to evidence the vesting of title in and to such Modifications to Lessor.

     If such Modifications are not within any of the categories set forth in clauses (a) through (d) of this Section 10.2, then title to such Modifications shall vest in Lessee and such Modifications shall not be deemed to be Modifications which are part of the Leased Property.

     All Modifications to which Lessee shall have title may, so long as removal thereof shall not result in the violation of any Applicable Laws, shall not adversely affect the Lessee's ability to comply with its obligations under this Lease or any other Operative Document, and no Event of Default or Default is continuing, be removed at any time by Lessee. Lessee agrees to notify Lessor in writing at least 30 days before it removes any such Modifications which individually or in the aggregate had an original cost exceeding $5,000,000, and Lessee shall at its expense  repair any damage to the Leased Property caused  by  the removal of such Modifications. Lessor (or the purchaser of the Leased Property) may purchase from Lessee any such Modifications (if not already owned by Lessor) that Lessee intends to remove from the Leased Property prior to the return of the Leased Property to Lessor or sale of the Leased Property, which purchase shall be at the Fair Market Value of such Modifications as determined by the Appraiser at the time of such purchase. Title to any such Modifications shall vest in Lessor (or the purchaser of the applicable Leased Property) if not removed from the Leased Property by Lessee prior to the return of the Leased Property to Lessor or sale of the Leased Property.

                           ARTICLE XI
          COVENANTS WITH RESPECT TO LIENS AND EASEMENTS

SECTION 11.1. COVENANTS WITH RESPECT TO LIENS. (a) During the Term and subject to Section 12.1 hereof, Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to any portion of the Leased Property, Lessor's title thereto, or any interest therein. Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep the Leased Property free and clear of, and duly to discharge, eliminate or bond in a manner reasonably satisfactory to Lessor and the Administrative Agent, any such Lien (other than Permitted Liens) if the same shall arise at any time.

    (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair, restoration or demolition of or to the Leased Property or any part thereof. notice is hereby given that none of the Lessor, Administrative Agent or the Participants is or shall be liable for any labor, services or materials furnished or to be furnished to the Lessee, or to anyone holding the Leased Property or any part thereof through or under the Lessee, and that no mechanic's or other liens for any such labor, services or materials shall attach to or affect the interest of the Lessor, the Administrative Agent or any Participant in and to the Leased Property.

SECTION 11.2. LESSEE'S GRANTS AND RELEASES OF EASEMENTS; LESSOR'S WAIVERS. Following the Base Term Commencement Date and PROVIDED that no Default or Event of Default shall have occurred and be continuing, and subject to the provisions of Articles VII, IX and X and Section 8.2, and without the requirement of any further instrument or action of the Lessor, the Lessor hereby consents in each instance to the following actions by the Lessee in the name and stead of the Lessor and as the true and lawful attorney-in-fact of the Lessor with full power and authority to execute documents on behalf of the Lessor for the following purposes, but at the Lessee's sole cost and expense: (a) the granting of, or entry into agreements in connection with, easements, licenses, rights-of-way, building and use restrictions and covenants and other rights and privileges in the nature of easements or similar interests and burdens reasonably necessary or desirable for the use, repair, maintenance or protection of the Leased Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of, or burden to, the Leased Property;
(c) the execution of amendments to, or waivers or releases of, any easements, licenses or covenants and restrictions affecting the Site; and (d) the exercise of all rights under any redevelopment agreement or document contemplated thereby affecting the Site; provided, however, that in each case (i) such grant, release, dedication, transfer, amendment, agreement or other action does not materially impair the value, utility, residual value or remaining useful life of the Leased Property,
(ii) such grant, release, dedication, transfer, amendment, agreement or other action in the Lessee's judgment is reasonably necessary in connection with the use, maintenance, alteration or improvement of the Leased Property, (iii) such grant, release, dedication, transfer, amendment, agreement or other action will not cause the Leased Property or any portion thereof to fail to comply with the provisions of this Lease or any other Operative Documents and in all material respects, Applicable Laws (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements); (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, amendment, agreement or other action have been obtained, and all filings required prior to such action have been made; (v) the
Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, amendment, agreement or other action had not been effected; and (vi) the Lessee shall timely pay and perform any obligations of the Lessor under such grant, release, dedication, transfer, amendment, agreement or other action. Without limiting the effectiveness of the foregoing, PROVIDED, that no Default or Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, amendment, agreement or other action to any Person permitted under this Section.

                           ARTICLE XII
                       PERMITTED CONTESTS

SECTION 12.1. PERMITTED CONTESTS IN RESPECT OF LIENS AND APPLICABLE LAWS. If, to the extent and for so long as a test, challenge, appeal or proceeding for review of a Lien or any
Applicable Laws relating to the Leased Property or any part thereof or the obligation to comply therewith shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee, during the Term, Lessee shall not be required to pay or discharge such Lien or comply with such Applicable Laws but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor and the Administrative Agent involve (A) any risk of criminal liability being imposed on the Lessor, any Agent, any Participant or any item of Leased Property or (B) any material risk of (1) the foreclosure, forfeiture or loss of the Leased Property, or any material part thereof, (2) the nonpayment of Rent, (3) any sale of, or the creation of any Lien (other than a Permitted Lien) on, any material part of the Leased Property (PROVIDED, HOWEVER, nothing herein shall be deemed to reduce or diminish Lessee's obligations at Section
11.1), (4) civil or criminal liability being imposed on the Lessor, the Administrative Agent, any Participant or any material part of the Leased Property for which the Lessee is not obligated to indemnify such parties under the Operative Documents, or
(5) enjoinment of, or interference with, the use, possession or disposition of the Leased Property in any material respect.

     The Lessor shall, at the written request of the Lessee and at the Lessee's sole cost and expense, execute and deliver to the Lessee such authorizations and other documents as may be reasonably required in such test, challenge, appeal or proceeding. The Lessor will not be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Laws requires that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Sale Option and (ii) the Lessee agrees in writing to pay, and pays, all related expenses and agrees in writing to indemnify the Lessor, the Administrative Agent and the Participants, in form and substance reasonably satisfactory to each of the respective Indemnitees, in respect of any claim relating thereto.

                          ARTICLE XIII
                            INSURANCE

SECTION 13.1. REQUIRED COVERAGES. To the extent required below, during the Term, Lessee will provide or cause to be provided insurance with respect to the Leased Property of a character consistent with Lessee's insurance programs for similar equipment owned or leased by Lessee or its Affiliates and in keeping with Prudent Industry Practice; PROVIDED, that in any event Lessee will maintain at all times:

          (a) GENERAL LIABILITY INSURANCE. Combined single limit insurance against claims for third-party bodily injury, including death, and third-party property damage occurring as a result of the ownership, use, maintenance or operation of the Leased Property in an amount at least equal to $50,000,000 per claim made. Such coverage may be subject to deductibles or self-insured retentions up to an amount that is consistent with Lessee's insurance programs for similar property owned or leased by Lessee or its Affiliates and in keeping with Prudent Industry Practice.

          (b) PROPERTY INSURANCE. Insurance against loss of or damage to the Leased Property or any portion thereof by reason of any peril in an amount consistent with Lessee's insurance program for similar equipment owned or leased by Lessee, in keeping with Prudent Industry Practice (subject to such deductibles and/or self-insurance in such minimum amounts as is consistent with Lessee's insurance program for similar property owned or leased by Lessee or its Affiliates, in keeping with Prudent Industry Practice; PROVIDED, HOWEVER, that at no time shall the amount of such coverage be less than the replacement cost of the Leased Property.

          (c) OTHER INSURANCE. Lessee shall at all times maintain, or cause to be maintained, such other insurance as is required by Applicable Law governing the Lessee or the Leased Property. Additionally, Lessee shall provide such other coverages as Lessee, Lessor and Administrative Agent may mutually agree.

SECTION 13.2. INSURANCE COVERAGE. The insurance coverage required in Section 13.1 shall be written by reputable insurance companies that are financially sound and solvent and otherwise
reasonably  appropriate  considering  the  amount  and  type   of
insurance being provided by such companies. Any insurance company selected by Lessee shall be rated in A.M. Best's Insurance Guide or any successor thereto (or if there be none, an organization having a similar national reputation) and shall have a general policyholder rating of "A" (or comparable rating for a rating by an organization other than A.M. Best) and a financial rating of at least "X" (or comparable rating for a rating by an organization other than A.M. Best) or be otherwise acceptable to the Required Participants. In the case of liability insurance maintained by Lessee, it shall name Lessor (both in its individual capacity and as Lessor), the Administrative Agent and each of the Participants, as additional insureds and, in the case of property insurance maintained by Lessee, it shall name Administrative Agent, as mortgagee and sole loss payee. Each policy referred to in Section 13.1 shall provide that: (i) it will not be canceled, materially modified or its limits reduced, or allowed to lapse without renewal, except after not less than 30 days' prior written notice to Lessor and Administrative Agent;
(ii) the interests of Lessor, the Administrative Agent and any Participant shall not be invalidated by any act or negligence of or breach of warranty or representation by Lessee or any other Person having an interest in the Leased Property; (iii) such insurance is primary with respect to any other insurance carried by or available to Lessor, the Administrative Agent or any Participant; (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Lessor; and (v) such policy shall contain a cross-liability clause providing for coverage of Lessor, the Administrative Agent and each Participant, as if separate policies had been issued to each of them. Lessee will notify Lessor and Administrative Agent promptly of any policy cancellation, reduction in policy limits, modification or amendment.

SECTION 13.3. DELIVERY OF INSURANCE CERTIFICATES. On the Base Term Commencement Date, Lessee shall deliver to Administrative Agent certificates of insurance satisfactory to Administrative Agent evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, upon written request by Lessor following an Event of Default, Lessee shall deliver to Administrative Agent certificates of insurance evidencing that all insurance required by Sections 13.1 and 13.2 to be maintained by Lessee is in effect.

SECTION  13.4. INSURANCE BY LESSOR, ADMINISTRATIVE AGENT  OR  ANY
PARTICIPANT. Each of Lessor, the Administrative Agent or any Participant may at its own expense carry insurance with respect to its interest in the Leased Property, and any insurance payments received from policies maintained by Lessor, the Administrative Agent or any Participant shall be retained by Lessor, the Administrative Agent or such Participant, as the case may be, without reducing or otherwise affecting Lessee's obligations hereunder.

                           ARTICLE XIV
                    CASUALTY AND CONDEMNATION

SECTION  14.1.  CASUALTY AND CONDEMNATION.  (a)  Subject  to  the
provisions of this Article XIV, if all or any portion of the Leased Property suffers a Casualty (other than a Significant Casualty as to which a Termination Notice has been given), Lessee shall control the negotiations with the relevant insurer unless an Event of Default exists and any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Lessor, the Administrative Agent or the Lenders, shall be paid over to the Lessee and shall be used by Lessee solely for the reconstruction, restoration and repair of such Leased Property, and if the use of, access to, occupancy of or title to the Leased Property or any part thereof is the subject of a Condemnation (other than a Significant Condemnation as to which a Termination Notice has been given), then any award or compensation relating thereto shall be paid to the Lessee and shall be used by Lessee solely for the restoration of the Leased Property. Notwithstanding the foregoing, if any Event of Default, or Default in respect of payment obligations of the Lessee, shall have occurred and be continuing, such award, compensation or insurance proceeds shall be paid directly to the Administrative Agent or, if received by the Lessee, shall be held in trust for the Participants and shall be paid over by the
Lessee  to  the Administrative Agent.  All amounts  held  by  the
Lessor or the Administrative Agent on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Administrative Agent or turned over to the Lessor or the Administrative Agent, in each case after the occurrence and during the continuance of an Event of Default shall at the option of the Lessor (at the direction of the Required Participants) either be (A) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with this clause (a), or (B) applied to the Lease Balance and any other amounts owed by Lessee under the Operative Documents in accordance with Article XVI.

    (b) In the event any part of the Leased Property becomes subject to condemnation or requisition proceedings during the Term, Lessee shall give notice thereof to Lessor promptly after Lessee has knowledge thereof and, to the extent permitted by Applicable Laws, Lessee shall control the negotiations with the relevant Governmental Authority unless an Event of Default exists; PROVIDED, that in any event, Lessor may participate at Lessor's expense (or if an Event of Default exists Lessor may control or participate at Lessee's expense) in such negotiations; and PROVIDED in all cases, that no settlement will be made without Lessor's prior written consent (which consent shall not be unreasonably withheld or delayed). Lessee shall give to Lessor such information, and copies of such documents, which relate to such proceedings, or which relate to the settlement of amounts due under insurance policies required by Article XIII, and are in the possession of Lessee, as are reasonably requested by Lessor. If the proceedings relate to a Significant
Condemnation, Lessee shall act diligently in connection therewith. Nothing contained in this Section 14.1(b) shall diminish Lessor's rights with respect to condemnation awards and property insurance proceeds under Articles XIII or XIV.

    (c) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration
Date or pursuant to Articles XVIII and XXI.

    (d)   If,  pursuant  to this Article XIV,  this  Lease  shall
continue  in  full  force  and effect  following  a  Casualty  or
Condemnation, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Leased Property in accordance with this clause (d), Lessee shall pay the shortfall), promptly and diligently repair any damage to the Leased Property caused by such Casualty or Condemnation in conformity with the requirements of Sections 9.1 and 10.1 so as to restore the Leased Property to at least the same condition and value as existed immediately prior to such Casualty or Condemnation. In such event, title to the Leased Property shall remain with the Lessor subject to the terms of this Lease. Upon completion of such restoration, the Lessee shall furnish to Lessor a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Lease.

SECTION 14.2. ENVIRONMENTAL MATTERS. Subject to Section 12.1 hereof, at Lessee's sole cost and expense, Lessee shall in a reasonably prompt and diligent manner undertake any response, clean up, remedial or other action to remove, clean up or remediate any Environmental Violation to the extent required by Applicable Laws with respect to the Leased Property.

SECTION 14.3. NOTICE OF ENVIRONMENTAL MATTERS. Lessee shall promptly provide to Lessor written notice of any pending or threatened claim, action or proceeding of which it has received written notice involving any Environmental Violation or any Release on, at, under or from Leased Property, which violation or Release could reasonably be expected to require in excess of $5,000,000 in remediation costs, or which could result in the imposition of criminal penalties upon Lessor, any Agent or any Participant (any such claim, action or proceeding, a "MATERIAL ENVIRONMENTAL MATTER"). All such notices shall describe in reasonable detail the nature of the Material Environmental Matter and Lessee's proposed response thereto. In addition, Lessee shall provide to Lessor, within ten (10) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any such Material Environmental Matter. Lessee shall also promptly provide such detailed reports of any such Material Environmental Matter as may reasonably be requested by Lessor or the Administrative Agent. Upon completion of remedial action of such Material Environmental Matter by Lessee, Lessee shall cause to be prepared by an environmental consultant reasonably acceptable to Lessor and

Administrative Agent a report describing the Material Environmental Matter and the actions taken by Lessee (or its agents) in response to such Material Environmental Matter, and a statement by the consultant that the Material Environmental Matter has been remedied in compliance in all material respects with applicable Environmental Law. Each such Material Environmental Matter shall be remedied prior to the Expiration Date unless the Leased Property has been or will be purchased by Lessee in accordance with Article XV or Article XVIII. Nothing in this Article XIV shall reduce or limit Lessee's obligations elsewhere in this Lease or under the Participation Agreement.

                           ARTICLE XV
                      TERMINATION OF LEASE

SECTION 15.1. TERMINATION UPON CERTAIN EVENTS. (a) If an Event of Loss or Significant Environmental Event occurs during the Term with respect to the Leased Property, then Lessee, upon Lessee making a reasonable judgment that such Event or Loss or
Significant Environmental Event has occurred, may elect to terminate the Lease by giving written notice (a "TERMINATION NOTICE") to the Lessor, but in any event no later than one hundred twenty (120) days following the occurrence of such Event of Loss or Significant Environmental Event that, as a consequence of such Event of Loss or Significant Environmental Event, the Lease is to be terminated on the Payment Date specified in
Section 15.1(b). If Lessee fails to elect to terminate the Lease as provided in this Section 15.1(a), Lessee shall be deemed to have elected to restore, rebuild or remediate the Leased Property pursuant to Section 14.1(d) or Section 14.3, as applicable and Lessee shall undertake and diligently pursue such restoration, rebuilding or remediation which in all cases shall be completed prior to the Expiration Date.

    (b) Following Lessee's delivery of the Termination Notice, the Lessee shall be obligated to purchase the Lessor's interest in all, but not less than all, of the Leased Property on or prior to the next occurring Payment Date (but in no event any later than thirty (30) days from the date the Lessee delivers the applicable Termination Notice) by paying the Lessor an amount equal to the Purchase Amount.

SECTION 15.2. TERMINATION PROCEDURES. On the date of the payment by the Lessee of the Purchase Amount in accordance with Section 15.1(b) (such date, the "TERMINATION DATE"), this Lease shall terminate and, concurrent with the Lessor's receipt of such payment:

          (i) the Lessor and Lessee shall comply with the provisions of Sections 21.1(i) through 21.1(iii) and Section
     21.1(v); and

        (ii) Lessor shall convey to the Lessee any net proceeds (that is, after deducting all reasonable costs and expenses incurred by the Lessor, Administrative Agent or any Participant(s) incident to collecting any such proceeds of Casualty or Condemnation, including, without limitation, reasonable fees and expenses for counsel) with respect to the Casualty or Condemnation giving rise to the termination of this Lease theretofore received by the Lessor or, at the request of the Lessee, to the extent actually received and if acceptable to Lessor in its sole judgment, Lessor shall apply such amounts against sums due hereunder.

                           ARTICLE XVI
                        EVENTS OF DEFAULT

SECTION 16.1. EVENTS OF DEFAULT. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

         (a)   the occurrence of a Payment Default; or

          (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section 16.1) due and payable within five (5) Business Days after such amounts are due and payable; or

          (c) the Lessee shall fail to maintain insurance as required by Article XIII of this Lease; or

          (d) The Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease or any other Operative Document (other than those described in any other clause of this Section 16.1) and such failure shall remain uncured for a period of thirty (30) days after the earlier of (i) receipt by a Responsible Officer of Lessee of written notice thereof or (ii) knowledge by a Responsible Officer of Lessee of such event; PROVIDED, HOWEVER, that if such failure is capable of cure but (A) cannot be cured by payment of money and (B) cannot be cured by diligent efforts within such thirty (30)-day period, but such diligent efforts shall be properly commenced within such thirty (30)-day cure period and the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional 90 days, but in no event beyond the Expiration Date; or

         (e) Any representation or warranty made or deemed made by or on behalf of Lessee (or any of its officers) in connection with any Operative Document to which Lessee is a party, or any certificate delivered in connection with any Operative Document, shall prove to have been incorrect in any material respect when made or deemed made; or

         (f) Lessee shall fail to perform any term, covenant or agreement contained in Section 9.1(a) (other than failure to be in good standing solely due to a failure to pay franchise taxes), (d)(i), (e), (f), (g), (i), (j), (k), (l), (m), (p)
     or (q) of the Participation Agreement; or

          (g) (i) (A) Failure of Lessee or any Significant Subsidiary to pay any amount when due after the expiration of any applicable grace period under any agreement under which Indebtedness aggregating in excess of $25,000,000 has been issued ("MATERIAL INDEBTEDNESS"); or (B) the default by Lessee or any Significant Subsidiary in the performance of any term, provision or condition contained in any agreement under which any such Material Indebtedness was created or is governed, or any other event shall occur or condition exist, the effect of which default or event is to cause such Material Indebtedness to become due prior to its stated maturity; or

         (ii) Lessee or any Significant Subsidiary shall fail within 30 days to pay, bond or otherwise discharge (i) any judgment or order for the payment of money in excess of $25,000,000 (either singly or in the aggregate with other such judgments) or (ii) any non-monetary final judgment that has, or could reasonably be expected to have, a Material Adverse Effect, in either case, which is not stayed on appeal or otherwise being appropriately contested in good faith; or

        (iii) Any ERISA Termination Event shall have occurred with respect to a Plan which could reasonably be expected to result in a Material Change, and, 30 days after notice thereof shall have been given to the Lessee by the Administrative Agent or any Participant, such ERISA Termination Event shall still exist; or

          (h) Any authorization or approval or other action by any governmental authority or regulatory body required for the execution, delivery or performance of the Participation Agreement or any other Operative Document by Lessee shall fail to have been obtained or be terminated, revoked or rescinded or shall otherwise no longer be in full force and effect and such occurrence shall affect the enforceability of the Operative Documents against the Lessee adversely; or

          (i)    (A)  The occurrence of an Insolvency  Event;  or
     (B) Lessee or any Significant Subsidiary shall not pay, or shall admit in writing its inability to pay, its debts generally as they become due; or

          (j) Lessee shall fail to sell the Leased Property in accordance with and satisfy each of the terms, covenants, conditions and agreements set forth at Articles XX and XXI in connection with and following its exercise of the Sale Option, including each of Lessee's obligations at Sections
     20.1 and 21.1; or

          (k) Any Operative Document or the security interest and lien granted under this Lease (except in accordance with its terms), in whole or in part, terminates, ceases to be effective or ceases to be the legal, valid and binding enforceable obligation of Lessee on account of, or as a result of, directly or indirectly, any act or omission of Lessee, or Lessee, directly or indirectly, contests in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or the security interest and lien securing Lessee's obligations under the Operative Documents, in whole or in part, ceases to be a perfected first priority security interest and lien (subject only to Permitted Liens); or

          (l) Lessee shall fail to be a Wholly-Owned Subsidiary of the Holding Company; or

          (m) A Change of Control occurs and, in the case of a Change of Control described in clause (a) of the definition thereof, the Lessee shall not have exercised its Early
     Termination Option within 30 days thereof.

SECTION 16.2. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, the Lessor may, with the consent of the Required Participants, and shall, upon the request of the Required Participants, so long as such Event of Default is continuing, do one or more of the following (as modified and supplemented by the remedies set forth in the Memorandum of Lease), without limiting any other right or remedy the Lessor may have on account of such Event of Default, but subject to the rights of the Lessee to purchase the Leased Property pursuant to the terms and within the time periods as set forth in Section 18.1:

         (a) By notice to the Lessee, rescind or terminate this Lease as to any or all of the Leased Property as of the date specified in such notice; however, no reletting, or taking of possession of the Leased Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, notwithstanding any reletting, or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default and no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Leased Property shall be valid unless the same be made in writing and executed by the Lessor;

          (b) Demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Leased Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of the Participation Agreement and Article IX and Sections
     8.2 and 14.2 hereof, and Lessee shall comply with the requirements at Section 15.2 to the extent requested by Lessor, as if the Leased Property were being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and without prejudice to any other remedy which the Lessor may have for possession of the Leased Property, and to the extent and in the manner permitted by Applicable Laws, enter upon the Site and take immediate possession of (to the exclusion of the Lessee) the Leased Property or any part thereof and expel or remove the Lessee, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession (PROVIDED, HOWEVER, Lessor shall remain liable for actual damages caused by its gross negligence or willful misconduct), whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses (which costs and expenses shall be reasonable if within the control of Lessor) incurred by the Lessor and the Participants in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by the Lessor;

          (c) Sell all or any part of the Leased Property at public or private sale, as the Lessor may determine, free and clear of any rights of the Lessee with respect thereto (except to the extent required below if the Lessor shall elect to exercise its rights thereunder and except that the proceeds of sale shall be accounted for as provided in Section 5.3(f) of the Participation Agreement as hereinafter set forth) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated;

          (d) Elect not to terminate this Lease with respect to the Leased Property and continue to collect all Basic Rent, Supplemental Rent and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and, upon any abandonment of the Leased Property by the Lessee, elect not to terminate this Lease and make the necessary repairs (and the Lessee shall pay the reasonable costs of such repairs) in order to relet the Leased Property, and relet the Leased Property or any part thereof (in place, if so elected by Lessor) for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to the Leased Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date;

          (e) Demand, by written notice to the Lessee, that the Lessee pay to the Lessor within twenty (20) days after receipt of such notice an amount equal to (i) except in the circumstances described in clause (ii) below, the Permitted Lease Balance or (ii) in the case of a Lease Event of Default under Section 16.1(g)(i)(B) if Participants and their Affiliates either collectively or individually have the ability to control (by vote or otherwise) whether such Material Indebtedness will become due prior to its stated maturity, and in the case of an Event of Default under
     Section 16.1(g)(i)(B), the Sale Option Recourse Amount, and if the Permitted Lease Balance is equal to the Lease Balance, the Lessor shall convey the Leased Property to the Lessee in accordance with Article XXI. The Lessee acknowledges and agrees that upon the declaration of a Lease Event of Default, to the maximum extent permitted by Applicable Law, and subject to Lessor's obligations under the final paragraph of this Section 16.2, the Lessee waives any right to contest that the payment of the amount described in the preceding sentence constitutes the correct liquidated recourse sum due upon acceleration of this instrument;

          (f) Exercise any other right or remedy that may be available to it under Applicable Laws, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

          (g) Retain and apply against the Lease Balance, in accordance with Section 5.3 of the Participation Agreement, all sums which the Lessor would, absent such Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease;

          (h) If an Event of Default shall have occurred and be continuing, the Lessor, as a matter of right and with notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Leased Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry onto the Site, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Leased Property unless such receivership is sooner terminated; or

          (i) Upon the occurrence of the Lease Event of Default with respect to Lessee described in Section 16.1(i), whether or not another Lease Event of Default described in one or more other clauses of Section 16.1 shall have been or thereafter is declared, this Lease shall terminate immediately without notice and Lessee shall immediately pay to Administrative Agent, on behalf of Lessor, as and for liquidated damages and without limitation on any other remedies provided for herein, an amount equal to the Permitted Lease Balance.

     To the maximum extent permitted by Applicable Law, the Lessee hereby waives (x) the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Leased Property or any interest therein and
(y) any rights now or in the future conferred by statute or otherwise which may require the Lessor to sell, lease or otherwise use the Leased Property in mitigation of the Lessor's damages or which may otherwise limit or modify any remedy of damages.

     The Lessor shall be entitled to enforce payment and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. Without limiting the foregoing, but subject to the limitation at Section 16.5, if applicable, each of the powers, rights and remedies as set forth or otherwise permitted pursuant to this Article XVI are independent of the provisions of Article XIII of the Participation Agreement.

     The proceeds derived from any sale of Leased Property and other amounts recovered pursuant to the foregoing remedies after an Event of Default shall be distributed pursuant to Section 5.3(f) of the Participation Agreement. The amount realized by the Lessor upon a sale of a Leased Property shall be net of Lessor's sale expenses and other expenses reasonably and customarily incurred by the Lessor in connection with the Lessor holding and owning such Leased Property until such time as the Leased Property is sold. Notwithstanding anything herein to the contrary, and except for Lessee's obligation to pay Nonconformance Amounts, there shall not be any personal recourse against the Lessee (and Lessor shall have recourse only against the Leased Property) pursuant to this Section 16.2 for any amount in excess of the Permitted Lease Balance.

SECTION 16.3. WAIVER OF CERTAIN RIGHTS. If this Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of legal proceedings to obtain possession; (b) any right of redemption or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and
(d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI.

SECTION 16.4. GRANT OF SECURITY INTEREST. The Lessee hereby grants, transfers and pledges a lien and a security interest to Lessor, for the benefit of the Participants, in all of its right, title and interest in the Leased Property and the other Collateral and hereby assigns to Lessor all of its right, title and interest in and to the Collateral, in each case, to secure payment and performance of its Obligations hereunder and under the other Operative Documents. This Lease shall constitute a security agreement within the meaning of the Uniform Commercial Code of the state where the Leased Property and other Collateral is located ("UCC"), and if an Event of Default has occurred and is continuing, (i) Lessor shall, in addition to all other rights available at law or equity, have all of the rights provided to a secured party under Article 9 of the UCC and (ii) Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell the Leased Property and the other Collateral (or any portion thereof), either as a whole, or in separate lots or parcels or items and in such order as Lessor may elect all as provided for herein. The proceeds derived from the exercise of the foregoing rights shall be applied as set forth in the last paragraph of Section 16.2.

SECTION 16.5. DETERMINATIONS OF CERTAIN EVENTS OF DEFAULT. Lessor acknowledges that, in making a determination that an Event of Default has occurred under Section 16.1(d), (e), (f), (g), (h) or
(j), to the extent Lessor exercises discretion in making such determination, it shall exercise such discretion in a commercially reasonable manner.

SECTION 16.6. LESSOR SALE. If Lessor has not sold the Leased Property within two (2) years after receipt of the Permitted Lease Balance or, in the case of a Lease Event of Default under
Section 16.1(g)(i)(B), if the Participants and their Affiliates either collectively or individually have the ability to control (by vote or otherwise) whether such Material Indebtedness will become due prior to its stated maturity, the Sale Option Recourse Amount, including pursuant to

Section 16.2(i), Lessor will appoint a qualified independent sales agent to sell the Leased Property pursuant to the first bona fide  offer  received  from creditworthy  offeror and for an all cash purchase price at the then fair market value of the Leased Property to the extent the conditions therefor are satisfied. Any proceeds resulting from the operation of this Section 16.6 net of the costs and expenses of such sale and costs incurred to maintain the leased property will be applied in accordance with Section 5.3(f) of the Participation Agreement. Notwithstanding the foregoing in no event shall Lessor have any liability to Lessee for failure to sell the Leased Property pursuant to the foregoing criteria in this Section 16.6 unless such failure is due to the gross negligence or willful misconduct of the Lessor.

                          ARTICLE XVII
                     LESSOR'S RIGHT TO CURE

SECTION 17.1. THE LESSOR'S RIGHT TO CURE THE LESSEE'S DEFAULTS. The Lessor, without waiving or releasing any obligation or Event of Default, may (but shall be under no obligation to), upon five
(5) Business Days' prior notice to the Lessee, remedy any Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Leased Property and the Site, for such purpose and take all such action thereon as may be reasonably necessary or appropriate therefor. No such entry shall be deemed an eviction of Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor on demand as Supplemental Rent.

                          ARTICLE XVIII
                       PURCHASE PROVISIONS

SECTION 18.1. EARLY TERMINATION OPTION. Subject to the conditions contained herein, on (a) any Payment Date during the Term provided Lessee has not elected the Sale Option or (b) on any Business Day during the occurrence of an Event of Default of the types described in clause (ii) of the next sentence, Lessee may, at its option, purchase all, but not less than all, of the Leased Property (the "EARLY TERMINATION OPTION") at a price equal to the Purchase Amount. Lessee's right to purchase all of the Leased Property pursuant to this Section 18.1 shall terminate automatically and without notice upon (i) the occurrence of an Event of Default arising as a result of an Insolvency Event, or
(ii) upon the occurrence of any other Event of Default, unless in the case of an Event of Default described in this clause (ii) Lessee delivers a written notice of its election to exercise this option to purchase not less than three (3) days prior to the date of the purchase and consummates the purchase within ten (10) Business Days following (x) delivery of a notice of an Event of Default by Lessee pursuant to Section 9.1(d)(i) of the Participation Agreement, or (y) Lessee's receipt of a written Purchase Acceleration Notice. "Purchase Acceleration Notice" shall mean a notice from Lessor or Administrative Agent to Lessee that an Event of Default has occurred. Lessee acknowledges that the Purchase Acceleration Notice shall apply solely to this
Section 18.1 and will not affect the validity of any Event of Default or the

Lessor's remedies at Section 16.2. In order to exercise its option to purchase the Leased Property pursuant to this
Section 18.1 and except as provided for in the clause  (ii)
of the second sentence of this Section 18.1, Lessee shall give to Lessor and the Administrators not less than thirty (30) days' prior written notice of such election to exercise, which election shall be irrevocable when made. If the Lessee exercises its option pursuant to this Section 18.1 then, upon the Lessor's receipt of all amounts due in connection therewith, the Lessor shall transfer to the Lessee all of the Lessor's right, title and interest in and to the Leased Property in accordance with the procedures set forth in Section 21.1, such transfer to be effective as of the date specified in the Purchase Notice. The Lessor agrees that it shall cooperate with the Lessee in effecting any transfer to a designee of the Lessee pursuant to this Section 18.1.

                           ARTICLE XIX
                       END OF TERM OPTIONS

SECTION 19.1. END OF TERM OPTIONS. Before the Expiration Date, Lessee shall, by delivery of written notice to Lessor and Administrative Agent (given in accordance with clause (a) or (b) below), exercise the option provided in paragraph (a)(i) or
(a)(ii) or the option provided in paragraph (b):

          (a) No later than 180 days nor more than 365 days prior to the Expiration Date of the Term, Lessee shall, by delivery of written notice to Lessor and the Administrative
     Agent, exercise one of the following two options:

               (i) Commit to renew this Lease with respect to the Leased Property for an additional Lease Renewal Term of one to four years (the "RENEWAL OPTION") on the terms and conditions set forth herein and in the other Operative Documents; PROVIDED, HOWEVER, that such Renewal Option shall be available at the end of the Base Term (or the Base Term as previously so renewed) only if the conditions to the Extension Option set forth in Section 4.7 of the Participation Agreement are satisfied; and PROVIDED, FURTHER, that the Renewal Option shall not be exercisable for a total of more than two (2) Lease Renewal Terms; or

              (ii) Commit to purchase for cash for the Purchase Amount all, but not less than all, of the Leased
          Property on the last day of the Term (the "PURCHASE OPTION"); and if Lessee shall have elected to purchase the Leased Property, Lessor shall, upon the payment to Lessor of the Purchase Amount then due and payable by Lessee under the Operative Documents, transfer all of Lessor's right, title and interest in and to the Leased Property pursuant to Section 21.1; or

          (b) No later than 270 days nor more than 365 days prior to the Expiration Date of the Term, Lessee shall, by delivery of written notice to Lessor and the Administrative Agent, commit to sell on behalf of Lessor for cash to a single purchaser not in any way affiliated with Lessee or any of its Affiliates all, but not less than all, of the Leased Property on the last day of the Term (the "SALE OPTION"). Lessee's right to sell the Leased Property pursuant to the Sale Option shall be conditioned upon and subject to the fulfillment by Lessee of each of the terms and conditions set forth in Article

     XX. In addition, all subleases with respect to the Leased Property shall have been terminated prior to Lessor's receipt of Lessee's election of the Sale Option. Lessee shall not enter into any additional subleases or renew any subleases with respect to the Leased Property following Lessee's election of the Sale Option. Following Lessee's election of the Sale Option, Lessee shall not remove any Modifications or commence any voluntary Modifications under Section 10.1(a)(ii) without the consent of the Required Participants.

SECTION 19.2. ELECTION OF OPTIONS. Unless Lessee shall have (a) affirmatively elected the Sale Option within the time period provided for in Section 19.1(b) and (b) satisfied each of the requirements in Articles XX and XXI, Lessee shall be deemed to have elected the Renewal Option. To the extent that the Renewal Option is not available for any reason (including because of the Participants' refusal to consent to an Extension Option Request), unless Lessee shall have (a) affirmatively elected the Sale Option within the time period provided for in Section 19.1(b) and
(b) satisfied each of the requirements in clause (ii) of Section 20.1(d), Lessee shall be deemed to have elected the Purchase Option. In addition, the Sale Option shall automatically be revoked if there exists a Default, Event of Default, Significant Environmental Event, Significant Casualty or Significant Condemnation at any time after the Sale Option is properly elected or Lessee fails to comply with each of the other terms and conditions set forth at Articles XX and XXI and Lessee shall be deemed to have elected the Purchase Option. Lessee may not elect the Sale Option if there exists on the date the election is made a Default, an Event of Default, Significant Environmental Event, Significant Casualty or Significant Condemnation. Any election by Lessee pursuant to Section 19.1 shall be irrevocable at the time made.

SECTION  19.3.  RENEWAL  OPTIONS.  The exercise  of  any  Renewal
Option by Lessee shall be subject to satisfaction of the following conditions:

          (i) on the Expiration Date then in effect no Event of Default or Default shall have occurred and be continuing, and on the date Lessee gives notice of its exercise of the Renewal Option, no Event of Default or Default shall have occurred and be continuing; and

        (ii) Lessee shall not have exercised the Sale Option or the Purchase Option.

Lessee's exercise of a Renewal Option shall be deemed to be a representation by Lessee that on both the Expiration Date then in effect and the date Lessee gives notice of its exercise of the Renewal Option, no Event of Default or Default shall have occurred and be continuing.

                           ARTICLE XX
                           SALE OPTION

SECTION 20.1. SALE OPTION PROCEDURES. The Lessee's effective exercise and consummation of the Sale Option with respect to the Leased Property shall be subject to the due and timely fulfillment of each of the following provisions as to the Leased Property as of the dates set forth below.

    (a) The Lessee shall have given to the Lessor and the Administrative Agent written notice of the Lessee's exercise of the Sale Option in accordance with Section 19.1.

    (b) Prior to the Expiration Date, Lessee shall furnish to Lessor, the Administrative Agent, the Participants and, if the Leased Property is to be sold on the Expiration Date, the independent purchaser hereunder a reasonably current Phase I Environmental Site Assessment of the Leased Property dated no earlier than forty-five (45) days prior to the Expiration Date and addressed to each such party. Such Phase I Environmental Site Assessment shall be prepared by an environmental consultant selected by Lessor in Lessor's reasonable discretion and shall conclude that the Leased Property is free of Environmental Violations. If the Leased Property is sold during the Extended Remarketing period pursuant to Section 20.3, such Environmental Site Assessment shall be updated to a date not later than forty-five (45) days prior to the date of such sale and shall be
subject   to  the  reevaluation  of  the  Participants  and,   if
applicable, the independent purchaser, on the same basis as provided for in the previous sentence. If any such Phase I Environmental Site Assessment indicates any Environmental Violations, Lessee shall take such remedial action as shall be necessary to correct the same, and Lessee shall cause to be delivered prior to the Expiration Date for the Leased Property a Phase II environmental site assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance with Applicable Laws.

    (c) No Event of Default or Default shall exist on or at any time following the date of the exercise of the Sale Option.

    (d) Upon surrender of the Leased Property, (i) the Leased Property shall be in the condition required by Section 9.1, (ii) the Lessee shall have paid for and completed or caused to be completed all Modifications required by Section 10.1 and all Modifications commenced prior to the Expiration Date, and Lessee shall have caused to be completed prior to the Expiration Date the repair and rebuilding of the affected portions of the Leased Property suffering a Casualty or Condemnation, (iii) there shall be no deferred maintenance in respect of the Leased Property, and
(iv) Lessee shall have remediated any Environmental Violation in accordance with the terms of this Lease.

    (e) The Lessee shall, as nonexclusive agent for the Lessor, use reasonable commercial efforts to obtain the highest cash purchase price for the Leased Property. The Lessee will be responsible for hiring brokers and making the Leased Property available for inspection by prospective purchasers, and all marketing of the Leased Property shall be at Lessee's expense. The Lessee shall, upon reasonable notice during normal business hours (subject to Lessee's customary security and safety measures) upon request, permit inspection of the Leased Property and any Leased Property Records by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things reasonably necessary to sell and deliver possession of the Leased Property to any purchaser.

    (f) The Lessee shall use reasonable commercial efforts to procure bids from one or more bona fide prospective purchasers to purchase the Leased Property. No such purchaser shall be the Lessee or any Subsidiary or Affiliate of the Lessee.

    (g) The Lessee shall submit all bids to the Lessor and the Participants, and the Lessor will have the right to review the same and to submit any one or more bids. All bids shall be on an all-cash basis unless the Lessor and the Required Participants shall otherwise agree in their sole discretion. The Lessee shall deliver to the Lessor and the Participants not less than ninety
(90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest all cash bid to purchase all, but not less than all, of the Leased Property (unless otherwise agreed to by the Lessor and the Required Participants). If Lessor in the exercise of its reasonable judgment believes that the Gross Proceeds to be paid to the Lessor pursuant to clause (k) below from a proposed bid which the Lessee desires to accept is less than the lesser of (i) Fair Market Value or (ii) the Purchase Amount, then Lessor may condition its Obligation to accept any such bid and sell the
Leased Property upon Lessor's receipt of an Appraisal demonstrating that such proposed bid is for an amount at least equal to the lesser of (i) Fair Market Value or (ii) the Purchase Amount of the Leased Property as established by such Appraisal. In such case then Lessor shall promptly following the receipt of such bid, engage an appraiser, reasonably satisfactory to the Required Participants and Lessee, at Lessee's expense, to determine (by appraisal methods reasonably satisfactory to the Required Participants) the Fair Market Value of the Leased Property as of the Expiration Date. A copy of such appraisal shall be delivered to each of the Participants not later than five (5) Business Days prior to the Expiration Date. The appraiser will be instructed to assume that the Leased Property is in the condition required by and has been maintained in accordance with this Lease. Any such appraisal shall be at the sole cost and expense of Lessee.

    (h) In connection with any such sale of the Leased Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens and Permitted Liens of the type described in clauses (a) (excluding Liens relating to the interest or rights of Lessee), (b), (c) or (g) of the definition of "PERMITTED LIENS") and the condition of such Leased Property. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Laws in order to carry out and complete the transfer of the Leased Property. As to the Lessor, any such sale shall be made on an "as is, where is, with all faults" basis without representation or warranty by the Lessor, other than the absence of Lessor Liens. Any agreement as to such sale shall be in form and substance reasonably satisfactory to the Lessor.

    (i) The Lessee shall pay or cause to be paid directly, and not from the sale proceeds, any prorations, credits, costs and expenses of or arising from the sale of the Leased Property or Taxes imposed on the sale of the Leased Property, whether incurred by the Lessor or the Lessee, including the cost of all title insurance, surveys, environmental audits, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer and document taxes.

   (j) Whether or not a sale of the Leased Property is completed on the Expiration Date, Lessee shall pay to the Lessor on or prior to the Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to (i) the Sale Option Recourse Amount plus (ii) all accrued and unpaid Rent (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.

    (k) If a sale of the Leased Property is consummated on the Expiration Date, Lessee shall pay directly to Lessor the gross proceeds (the "GROSS PROCEEDS") of such sale to be applied pursuant to Section 5.3(c)(iii) of the Participation Agreement.

   (l)  [Intentionally Deleted].

    (m) The Lessee shall, to the extent permitted by Applicable Laws, assign, and shall cooperate with all reasonable requests of the Lessor or the purchaser for obtaining any and all licenses, permits, approvals and consents of any Governmental Authorities or other Persons that are or will be required to be obtained by the Lessor or such purchaser in connection with its use, operation, control or maintenance of the Leased Property in compliance with Applicable Laws.

     If  one  or more of the foregoing provisions of this Section
20.1 shall not be fulfilled as of the applicable date set forth in any of clauses (a) through (m) above including Lessee's obligation at Section 20.1(g) to accept a bid for not less than the Fair Market Value of the Leased Property, then the Lessor shall declare by written notice to the Lessee the Sale Option to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event Lessee's obligations at
Section 19.2 shall be applicable.

     Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Leased Property.

SECTION 20.2. CERTAIN OBLIGATIONS CONTINUE. During the period following Lessee's exercise of the Sale Option and until and including the Expiration Date, the obligation of the Lessee to pay Rent with respect to the Leased Property (including the installment of Rent due on the Expiration Date) shall continue undiminished. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XX.

SECTION 20.3. FAILURE TO SELL LEASED PROPERTY. If Lessee shall exercise the Sale Option and shall fail to sell the Leased Property on the Expiration Date in accordance with and subject to the provisions of Section 20.1, then Lessee and Lessor hereby agree as follows:

         (a) Lessee shall continue to use reasonable commercial efforts as non-exclusive agent for Lessor to sell the Leased Property on behalf of Lessor in accordance with this Article XX for the period (the "EXTENDED REMARKETING PERIOD") commencing on the Lease Expiration Date and ending on the earlier of (i) the sale of the Leased Property in accordance with the provisions of this Article XX or such earlier date as Lessor has received payment in full of the Lease Balance and all accrued and unpaid Rent and (ii) the delivery of a written notice from Lessor to Lessee at any time terminating the Extended Remarketing Period, which notice shall indicate that such termination is being made pursuant to this
     Section  20.3(a)(ii) and the date such termination shall  be effective,
     which date shall be the Expiration Date  if  such
     notice is given prior to the Expiration Date. Without limiting the foregoing, each of Subsections at Section 20.1 (excluding subsection (j) thereof) shall be applicable to the Extended Remarketing Period and any sale during such period. Lessor's appointment of Lessee as Lessor's nonexclusive agent to use its reasonable commercial efforts to obtain the highest all-cash price for the purchase of the Leased Property shall not restrict Lessor's right to market or lease the Leased Property, to retain one or more sales agents or brokers at Lessee's sole cost and expense, provided that an Event of Default has not occurred and is continuing, subject to Lessee's reasonable approval not to be unreasonably withheld or the right of any Participant to submit or cause to be submitted bids for the Leased Property in the manner contemplated by Section 20.1.

          (b) On the Expiration Date, Lessee shall return possession of the Leased Property to Lessor in the condition required by this Lease (including each of the requirements and conditions set forth at Section 20.1(b) and Section 20.1(d)). Thereafter, this Lease shall terminate except as provided herein, Lessee shall have no further obligation to pay Basic Rent. Following the Expiration Date, Lessor shall be free to sell or lease the Leased Property to any party at such reasonable times and for such amounts as Lessor deems commercially reasonable and appropriate in order to maximize Lessor's opportunity to recover the Lease Balance. Following the Expiration Date, Lessor shall have the right to enter into leases for the Leased Property at fair market rentals and otherwise on commercially reasonable terms, and the net operating cash flow therefrom shall be payable to Lessor in reduction of the Lease Balance.

          (c) Lessor reserves all rights under this Lease and the other Operative Documents arising out of Lessee's breach of any provisions of this Lease (including this Article XX), occurring prior to or on the Expiration Date, including the right to sue Lessee for damages.

          (d) To the greatest extent permitted by Applicable Laws and subject to Section 20.3(e) below, Lessee hereby unconditionally and irrevocably waives, and releases Lessor from, any right to require Lessor during or following the Extended Remarketing Period to sell the Leased Property in a timely manner or for any minimum purchase price or on any particular terms and conditions, Lessee hereby agreeing that if Lessee shall elect the Sale Option, its ability to sell the Leased Property on or prior to the Expiration Date and to cause any Person to submit a bid to Lessor pursuant to
     Section 20.1 shall constitute full and complete protection of Lessee's interest hereunder.

          (e) In addition, if Lessor has not sold the Leased Property within two (2) years after its termination of the Extended Remarketing Period, Lessor shall appoint a qualified independent sales agent to sell the Leased Property pursuant to the first bona fide offer received by a creditworthy offeror for an all cash purchase price at the then Fair Market Value of the Leased Property to the extent the conditions therefor are satisfied. Gross Proceeds arising from the sale of the Leased Property shall be applied in accordance with Section 5.3 of the Participation Agreement net of any prorations, credits, costs and expenses of or arising from the sale of the Leased Property or Taxes imposed on the sale of the Leased Property, whether incurred by the Lessor or the Lessee, including the cost of all title insurance, surveys, environmental audits, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's
     attorneys'   fees,  commissions,   escrow   fees,
     recording fees, and all applicable documentary and other transfer and document taxes. To determine whether an offer is for the Fair Market Value of the Leased Property, Lessor may condition its obligation to sell on its receipt of an appraisal in accordance with Section 20.1(m). Any determination as to the bona fide nature of an offer or creditworthiness of the offeror shall be made in the reasonable judgment of Lessor and Administrative Agent.

                          ARTICLE XXI

         PROCEDURES RELATING TO PURCHASE OR SALE OPTION

SECTION 21.1. PROVISIONS RELATING TO CONVEYANCE OF THE LEASED PROPERTY UPON PURCHASE BY THE LESSEE, SALES OR CERTAIN OTHER
EVENTS. In connection with any termination of this Lease pursuant to the terms of Article XV, any purchase of the Leased Property in accordance with Article XVIII, in connection with the Lessee's obligations under Section 16.2(e), any other conveyance or purchase of the Leased Property made pursuant to the terms of this Lease or the Project Supervisory Agreement, then, upon the date on which this Lease is to terminate with respect to the Leased Property and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(e), 18.1, 18.2 or Article VII of the Project Supervisory Agreement, as applicable:

         (i) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee or other purchaser of the Leased Property) at the Lessee's cost and expense a deed bill of sale and deed with respect to the Leased Property, in each case in recordable form and otherwise in conformity with local custom, in respect of the Lessor's interest in the Leased Property without representation and warranty except as to the absence of any Lessor Liens attributable to the Lessor;

         (ii) the Leased Property shall be conveyed to the Lessee "as is, where is" and in its then present physical condition;

        (iii) the Lessor will execute and deliver to Lessee or its designee or other purchaser an assignment or assignments, in form reasonably requested by Lessee or other purchaser of the Leased Property, without warranty of any kind except as to the absence of Lessor Liens, of Lessor's rights, if any, under the Equipment Contracts, and the Project Agreements, including any licenses granted under the Project Agreements;

         (iv) the Lessor shall execute and deliver to Lessee a statement of termination of this Lease and/or the Project Supervisory Agreement and shall use its best efforts to cause the Administrative Agent to execute and deliver releases of any Liens created by the Operative Documents attributable to the Administrative Agent, and termination statements for any financing statements which are then of record naming the Administrative Agent as the secured party; and

          (v) If the Lessee properly exercises the Sale Option, then the Lessee shall, upon a sale thereunder, and at its own cost, transfer or cause to be transferred possession of the Leased Property to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser, as the case may be, free and clear of all Liens other than Permitted Liens of the type described in clauses (a) (excluding Liens relating to the rights and interests of Lessee), (b), (c) or (g) of the definition of "Permitted Liens", in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, and in compliance in all material respects with Applicable Laws and the provisions of this Lease, and the Lessee shall execute and deliver, with respect to Lessee's interest in the Leased Property, to the purchaser at the Lessee's cost and expense a bill of sale and deed with respect to the Leased Property, in each case in recordable form and otherwise in conformity with local custom, warranting that such Leased Property is free and clear of all Liens (other than Permitted Liens of the type described in clauses (a) (relating to the rights and interests of Lessee), (b), (c) or (g) of the definition of "Permitted Liens"), together with an assignment, without warranty of any kind, of Lessee's rights, if any, under the Equipment Contracts and the Project Agreements; the Lessee shall execute and deliver to the purchaser and the purchaser's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens), and such other affidavits and certificates reasonably requested by any title insurance company insuring title to the Leased Property, as well as a FIRPTA affidavit, and an instrument in recordable form declaring this Lease to be terminated on the date of closing of the sale of the Leased Property; the Lessor shall execute and deliver to purchaser an assignment of Lessor's interest in the Ground Lease, without recourse, representation or warranty. The Lessee shall, on and within a reasonable time before and up to one year after the Expiration Date, cooperate reasonably with the Lessor and the purchaser of the Leased Property in order to facilitate the purchase and use by such purchaser of the Leased Property, which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance, use and ownership of the Leased Property and all know-how, data and technical information relating thereto to the extent such information would typically be provided to a purchaser of similar property, providing a current copy of the Plans and Specifications, granting or assigning, to the extent permitted by Applicable Laws, all licenses necessary for the operation and maintenance of the Leased Property, and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

         (vi) As a condition to any such transfer of the Leased Property and Lessor's rights, if any, under the Equipment Contracts, the Project Agreements and the Ground Lease to Lessee or any third party transferee, and as a further condition to Lessee's rights under Article XX, Lessee shall, and shall cause any such third party transferee to, provide any documentation, assurances and assumptions required under and otherwise comply with the terms and conditions of the Equipment Contracts, the Project Agreements and the Ground Lease, and otherwise comply with the requirements under the Equipment Contracts, the Project Agreements and the Ground Lease for any transfer of the Leased

     Property and Lessor's rights under the Equipment Contract, any Project Agreement and the Ground Lease.

                          ARTICLE XXII
                     ACCEPTANCE OF SURRENDER

SECTION 22.1. ACCEPTANCE OF SURRENDER. No surrender to the Lessor of this Lease or of the Leased Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Lenders, and no act by the Lessor or the Lenders or any representative or agent of the Lessor or the Lenders, other than a written acceptance, shall constitute an acceptance of any such surrender.

                          ARTICLE XXIII
                       NO MERGER OF TITLE

SECTION 23.1. NO MERGER OF TITLE. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) title to the Leased Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                          ARTICLE XXIV
                      INTENT OF THE PARTIES

SECTION 24.1. NATURE OF TRANSACTION.   It is the intention of the
parties that:

          (a) the Overall Transaction constitutes an operating lease from Lessor to Lessee for purposes of Lessee's financial reporting, including, without limitation, under Financial Accounting Standards Board Statement No. 13;

          (b) for purposes of federal and all state and local income and transfer taxes, bankruptcy, insolvency, conservatorships and receiverships (including the substantive law upon which bankruptcy, conservatorship and insolvency and receivership proceedings are based) purposes

                (i) the Overall Transaction (including the transactions and activities prior to the Base Term Commencement Date referred to or contemplated in the Project Supervisory Agreement) constitutes a financing by the Participants to Lessee and preserves beneficial ownership in the Leased Property in Lessee, Lessee will be entitled to all tax benefits ordinarily available to owners of property similar to the Leased Property for tax purposes and the obligations of Lessee to pay Basic Rent shall be treated as payments of interest to the

          Participants, and the payment by Lessee of any amounts in respect of the Lease Balance shall be treated as payments of principal to the Participants;

              (ii) this Lease provides for a security interest or a Lien, as the case may be, in the Lessee's interest in the Leased Property and the other Collateral, in favor of the Lessor, and for the benefit of the
          Participants, to secure Lessee's payment and performance of the Obligations; and

             (iii) the Security Instruments create Liens on and security interests in the Collateral in favor of the Administrative Agent for the benefit of all of the Participants to secure Lessor's payment and performance of its obligations under the Operative Documents.

Nevertheless, Lessee acknowledges and agrees that none of Lessor, the Administrative Agent, Arranger or any Participant has made any representations or warranties to it concerning the tax, accounting or legal characteristics of the Operative Documents or any aspect of the Overall Transaction and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents and the Overall Transaction as it deems appropriate.

          (c) Specifically, but without limiting the generality of subsection (a) of this Section 24.1, the Lessor and the Lessee intend and agree that for the purpose of securing the Lessee's obligations for the repayment of the Obligations,
     (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of
     Article 9 of the Uniform Commercial Code; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor, for the benefit of the Participants, of a Lien (including the Deed of Trust) on and security interest in all of the Lessee's present and future right, title and interest in and to the Leased Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Leased Property and the other Collateral unto the Lessor, for the benefit of the Participants; (iii) to the extent permitted by Applicable Law, the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) to the extent permitted by Applicable Law, notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Laws. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Leased Property and the other Collateral in accordance with this Section, such security interest would be deemed to be a perfected security interest in the Leased

     Property with priority over all Liens,  other than Permitted
     Liens, under Applicable Laws and will be maintained as such throughout the Term.

SECTION  24.2.  LESSEE GRANT OF MORTGAGE AND  SECURITY  INTEREST.
(a)For the purposes of the creation and enforcement of this Lease as a Mortgage and security agreement, Lessee hereby grants, conveys, assigns, mortgages and transfers lien and security interest in its rights and interests in the Leased Property and the other Collateral in favor of the Lessor, and for the benefit of the Participants, and Lessee hereby irrevocably grants, bargains, sells, alienates, remises, releases, confirms, conveys, mortgages and warrants Lessee's interest in and to the Leased Property and the other Collateral to Lessor and for the benefit of the Participants, With (to the extent permitted by law) Power of Sale, to have and to hold to secure all Obligations.

    (b) In the event this Lease is deemed a security agreement and a fixture filing, Lessee is the debtor and Lessor is the secured party. The mailing addresses of the debtor (Lessee herein) and of the secured party (Lessor herein) from which information concerning security interests pursuant to this Lease may be obtained are as set forth on the first page of this Lease. A carbon, photographic or other reproduction of this Lease or of any financing statement related to this Lease shall be sufficient as a financing statement for any of the purposes referenced in this Lease.

   (c) Upon the occurrence of a Lease Event of Default under the Lease, Lessor shall have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to foreclose and/or sell such interest in the Leased Property and the Other Collateral at the time and place of sale fixed by Lessor in such notice of sale, either as a whole, or in separate lots or parcels or items and in such order as Lessor may elect, at auction to the highest bidder for cash in lawful money of the United States payable at the time of sale.

    (d) Lessor may bid and become the purchaser of all or any part of the Leased Property and the Other Collateral at any such sale, and the amount of Lessor's successful bid may be credited against the Obligations.

    (e) Accordingly, it is acknowledged that (to the extent permitted by law) a power of sale has been granted in this instrument; a power of sale may allow lessor to take such interest in the leased property and the Other Collateral and sell it, either as a whole or in separate lots or parcels, without going to court in a foreclosure action upon default by the lessee under this instrument.

    (f) Upon the occurrence and during the continuance of any Event of Default under the Lease, Lessor, in lieu of or in addition to exercising any power of sale hereinabove, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of such interest in the Leased
Property, for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of such interest in the Leased Property, or for the enforcement of any other appropriate legal or equitable remedy.

                           ARTICLE XXV
                          MISCELLANEOUS

SECTION 25.1. SURVIVAL; SEVERABILITY; ETC. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination. To the extent permitted by Applicable Law, if any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Articles XIV, XV, XVIII, XIX or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

SECTION  25.2.  AMENDMENTS  AND MODIFICATIONS.   Subject  to  the
requirements, restrictions and conditions set forth in the Participation Agreement, neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing, in recordable form, signed by the Lessor and the Lessee.

SECTION 25.3. NO WAIVER. No failure by the Lessor or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

SECTION 25.4. NOTICES. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address described in, and deemed received in accordance with the provisions of, Section 15.3 of the Participation Agreement.

SECTION   25.5.  SUCCESSORS  AND  ASSIGNS.  All  the  terms   and
provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

SECTION 25.6. HEADINGS AND TABLE OF CONTENTS. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 25.7. COUNTERPARTS.   This Lease may be executed  in  any
number  of counterparts, each of which shall be an original,  but
all   of  which  shall  together  constitute  one  and  the  same instrument.

SECTION 25.8. GOVERNING LAW. This Lease shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without regard to Conflicts of Law principles (other than Title 14 of Article 5 of the New York General Obligations Law), except as to matters relating to the creation of the leasehold estates hereunder and the exercise of rights and remedies with respect to the Leased Property, which shall be governed by and construed in accordance with the law of the state in which the Leased Property is located. Without limiting the foregoing, in the event that this lease is deemed to constitute a financing, which is the intention of the parties for this purpose, the laws of the State of New York, without regard to conflicts of Laws principles (other than Title 14 of Article 5 of the New York General Obligations Law), shall govern the creation, terms and provisions of the indebtedness evidenced hereby and the creating of the lien granted hereunder, but perfection and enforcement of said lien shall be governed by and construed in accordance with the law of the state in which the leased property is located.

SECTION 25.9. ORIGINAL LEASE. The single executed original of this Lease marked "This Counterpart Is the Original Executed Counterpart" on the signature page thereof and containing the receipt thereof of Administrative Agent, on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

SECTION 25.10. LIMITATIONS ON RECOURSE. The parties hereto agree that, except as specifically set forth in the Lease or in any other Operative Document, Wells Fargo Bank Northwest, National Association shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other
Operative Documents or arising in any way from the Overall Transaction; PROVIDED, HOWEVER, that Wells Fargo Bank Northwest, National Association shall be liable in its individual capacity
(a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), (b) for any Tax based on, with respect to or measured by any income, fees, commission, compensation or other amounts received by it as compensation for services (including for acting as the Lessor) or otherwise under, or as contemplated by, the Operative Documents, (c) Lessor Liens on the Leased Property which are attributable to it, (d) for its representations and warranties made in its individual capacity in the Participation Agreement or in any certificate or documents delivered pursuant thereto, (e) for its failure to perform any of its covenants and agreements set forth in the Participation Agreement or any other Operative Document, and (f) as otherwise expressly provided in the Operative Documents.

SECTION 25.11. TRANSFER OF LEASED PROPERTY. (i) Whenever pursuant to any provision of this Lease Lessor is required to transfer the Leased Property to Lessee or to an independent third party, such transfer shall be made at Lessee's expense by the transfer by a deed without covenants or warranties of title, except for matters arising by, through or under Lessor, of all of Lessor's interest in and to the Leased Property on an "as is, where is, with all faults" basis but free and clear of all Lessor Liens and otherwise without recourse, representation or warranty of any kind, and together with the due assumption by Lessee (or such third party) of, and due release of Lessor from, all obligations relating  to  the Leased  Property  or  any  of  the Operative
Documents.   In connection with  any  transfer  to  an
independent third party, Lessee shall execute and deliver such customary and reasonable documents, certificates and estoppels as may reasonably be required to facilitate the transfer of the Leased Property. Any provision in this Lease or any other Operative Document to the contrary notwithstanding, Lessor shall not be obligated to make any such transfer until Lessor and the Participants have received all Rent and other amounts due and owing hereunder and under the other Operative Documents including any Break Costs. At or subsequent to the transfer or return of the Leased Property, Lessee will provide Lessor with such lien and title searches as Lessor may reasonably request to demonstrate to Lessor's satisfaction that the Leased Property is subject to no Liens for which Lessor would be liable under any warranties of title.

   (ii) Lessee may assign to another Person its right, upon a purchase by Lessee, to take title to the Leased Property pursuant to Section 20.1(b); PROVIDED, that (i) Lessee shall exercise any option, (ii) such assignee shall be bound by the provisions of
Section 20.1(b), (iii) Lessee shall have represented by an instrument in writing and delivered to Lessor that all necessary Governmental Actions with respect to such transfer, including the purchase of the Leased Property by any other Person as contemplated herein, have been obtained or made, as applicable, and (iv) no such assignment shall release Lessee from its obligations under the Operative Documents, and Lessee shall remain personally liable to Lessor for the payment of all amounts due under any such Section and this Section 25.11.

SECTION 25.12. EFFECTIVE DATE. The parties hereto agree that, for purposes of granting the lien hereunder, this Lease shall be effective on the Second Document Closing Date.

                          [END OF PAGE]
                    [SIGNATURE PAGES FOLLOW]

     In Witness Whereof, the parties have caused this Lease be duly executed and delivered as of the date first above written.
Signature

                         Kansas City Power & Light Company, as Lessee

                         By:/S/ANDREA F. BIELSKER
                            Name:  Andrea F. Bielsker
                            Title: Vice-President - Finance
                                   Chief Financial Officer and
                                   Treasurer